Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V95971-P53163 01) Kin-Fu Chen 02) Jay (Chiao-Chieh) Huang 03) Wen-Jeng Chang 04) Shou-Jang Lee 05) Chao-Jen Huang 06) Wen-Cheng Chen 07) Sophia Ann Shee ! ! ! For All Withhold All For All Except For Against Abstain ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSAL 2: 2. To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the year ending December 31, 2026. 1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ENERGY FOCUS, INC. Nominees: THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE FOLLOWING: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ENERGY FOCUS, INC. C/O BROADRIDGE CORPORATE ISSUER P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 11, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EFOI2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 11, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing by 11:59 P.M. ET, on June 11, 2026, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V95972-P53163 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS FRIDAY, JUNE 12, 2026 AT 9:00 AM, EASTERN TIME Access to this year's virtual Annual Meeting of Stockholders will be available at www.virtualshareholdermeeting.com/EFOI2026. A replay of the meeting will be available for 1 year. ENERGY FOCUS, INC. Annual Meeting of Stockholders June 12, 2026, 9:00 AM, Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Jay Huang and Randy Gianas, or any of them, proxies and attorneys-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of capital stock of Energy Focus, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast only at www.virtualshareholdermeeting.com/EFOI2026, at 9:00 AM, Eastern Time, on June 12, 2026, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement for the Company's 2026 Annual Meeting of Stockholders, receipt of which is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side